Sales Revenue	12 Months Ended
Dec. 31, 2018
Sales Revenue
Sales Revenue

15.	Sales revenue

Sales revenue (in EUR thousands)	Product revenue	Development revenues	Other	Product revenue	Development revenues	Other	Product revenue	Development revenues	Other
	01.01.-31.12.2018			01.01.-31.12.2017			01.01.-31.12.2016
Germany	3,307	-	-	2,674	-	-	2,515	-	-
Europe	2,737	-	-	1,616	-	-	1,247	-	-
U.S.	14,894	-	-	6,312	-	-	1,153	-	-
Other regions	-	129	40	-	1,423	-	-	1,175	40
Total	20,938	129	40	10,602	1,423	-	4,915	1,175	40

Revenue from product revenues generated in the U.S. includes revenue from finance and operating lease agreements concerning the BF-RhodoLED® lamps.

In the 2018 financial year, we generated EUR 94 thousand of income from operating leases (2017: EUR 0 thousand). We generated income of EUR 240 thousand from finance leases (2017: EUR 0 thousand).

In 2017 we generated EUR 12.0 million of sales revenue (2016: EUR 6.1 million), corresponding to 97% year-on-year growth. Revenues from the sale of products in Germany increased by 8% to EUR 2.7 million (2016: EUR 2.5 million), while revenues generated in European countries outside Germany grew by 33% to EUR 1.6 million (2016: EUR 1.2 million). In the U.S., revenues from the sale of products registered significant growth of 425% to EUR 6.3 million (2016: EUR 1.2 million). The development collaboration and partnership agreement with Maruho generated revenue of EUR 1.4 million in 2017 (2016: EUR 1.2 million)